PICTET FUNDS

                   Supplement dated September 23, 2002
                                   to
                     Prospectus dated April 30, 2002

THIS SUPPLEMENT REPLACES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

     The table captioned "Global Emerging Market Fund Average Annual Total Returns" on Page 8 of the Prospectus (including all footnotes thereto) and the paragraph preceding the table are hereby replaced in their entirety with the following:
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The table below indicates the risk of investing in the
Institutional Class of the Fund by comparing the Fund's average annual total returns for the periods shown to those of the Morgan Stanley Capital International Markets Free Index ("MSCI Markets Free Index") and the International Finance Corporation Global Composite Index ("IFC Global Composite Index"). The Fund has selected the MSCI Markets Free Index because the adviser believes that the MSCI Markets Free Index provides a more accurate benchmark for comparing Fund performance. Past performance information is not available for the Retail Class since it has not yet commenced operations. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
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                     GLOBAL EMERGING MARKETS FUND
                     AVERAGE ANNUAL TOTAL RETURNS
                    PERIODS ENDED DECEMBER 31, 2001

                                                            LIFE OF FUND
                                       1 YEAR    5 YEARS  (BEGAN 10/4/95)
PICTET GLOBAL EMERGING MARKETS FUND
(INSTITUTIONAL CLASS)

Return Before Taxes                    (0.68)%   (6.96)%     (5.13)%

Return After Taxes on
  Distributions (1),(2)                (1.14)%   (7.11)%     (5.37)%

Return After Taxes on Distributions
  and Sale  of Fund Shares (1),(2)     (0.41)%   (5.44)%     (4.06)%

IFC Global Composite Index (3),(4)     (0.28)%   (4.85)%     (3.20)%

MSCI Markets Free Index (5)            (2.37)%   (5.74)%     (3.93)%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to you if you hold your fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) The performance of the IFC Global Composite Index is calculated from September 30, 1995.
(4) The IFC Global Composite Index (Total Return) is a market capitalization weighted index that is designed to represent the performance of emerging stock markets. The index includes equity securities of 1,812 companies domiciled in 34 markets. Index performance reflects no deductions for fees, expenses or taxes.
(5) The MSCI Markets Free Index is a market capitalization weighted index that is designed to represent the performance of emerging stock markets. The index includes securities of 699 companies domiciled in 26 countries. The performance of the MSCI Markets
    Free Index is calculated from September 30, 1995. Index performance reflects no deductions for fees, expenses or taxes.

For all Funds, index performance described in the "Average Annual Total Returns Table" reflects no deductions for fees, expenses or taxes.